                                                                   EXHIBIT 10.21

                                 FIFTH AMENDMENT
                                       TO
                                  AGREEMENT FOR
                     COMPUTERIZED CREDIT REPORTING SERVICES
                                       AND
                       OPTIONS TO PURCHASE AND SELL ASSETS

This Fifth Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets (the "Fifth Amendment") dated as of the 7th day of September, 1993, is made by and among Equifax Credit Information Services, Inc. ("CBI" or "ECIS"), a Georgia corporation, Equifax Inc., a Georgia corporation ("Equifax") and CSC Enterprises, a Delaware general partnership (the "Partnership"), CSC Accounts Management, Inc., a Texas corporation ("Accounts Management"), Credit Bureau of Tulsa, Inc., an Oklahoma corporation, and Computer Sciences Corporation, a Nevada corporation ("CSC").

                                   WITNESSETH:

WHEREAS, The Credit Bureau, Incorporated of Georgia, Equifax, CSC, CSC Credit Services, Inc., a Texas corporation ("Credit Services"), CSC Credit Services of Minnesota, Inc., a Texas corporation ("Minnesota"), Credit Bureau of Cincinnati, Inc., an Ohio corporation ("Cincinnati"), Credit Bureau of Greater Kansas City, Inc., a Missouri corporation ("Kansas City"), Johns Holding Company, a Delaware corporation ("JHC"), and Accounts Management entered into an Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, dated as of August 1, 1988 ("the Original Agreement"); and

WHEREAS, Minnesota has been merged into Credit Services effective September 30, 1988; and

WHEREAS, as of December 28, 1990, Credit Services, CSC Enterprises, Inc., a Nevada corporation ("CEI"), CSC Ventures, Inc., a Nevada corporation, CBI Ventures Inc., a Georgia corporation, and Equifax Ventures Inc., a Georgia corporation, entered into that certain Partnership Agreement (the "Partnership Agreement") of the Partnership; and

WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and among Credit Services, Cincinnati, Kansas City, JHC, as assignors, and CEI, as assignee, CEI was assigned all of assignors' right, title, and interest in and to the Original Agreement and CEI assumed all of the assignors' obligations under the Original Agreement; and
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WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and between CEI and Credit Services, as assignors, and the Partnership, as assignee, CEI assigned to the Partnership, among other things, all of its right, title, and interest in and to the Original Agreement, and the Partnership assumed all of CEI's obligations under the Original Agreement; and

WHEREAS, the Original Agreement was amended as of December 28, 1990, by that certain First Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, among ECIS, Equifax, CSC, Credit Services, Cincinnati, Kansas City, JHC, Accounts Management, CEI, and the Partnership (the "First Amendment"); and

WHEREAS, the Original Agreement, as amended by the First Amendment, was further amended as of the 27th day of September, 1991, by that certain Second Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, among ECIS, Equifax, the Partnership, Accounts Management, and CSC (the "Second Amendment"); and

WHEREAS, the Original Agreement, as amended by the First Amendment and the Second Amendment, was further amended as of the 27th day of September, 1991, by that certain Third Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, among ECIS, Equifax, the Partnership, Accounts Management, and CSC; and

WHEREAS, CBI, as of December 23, 1991, changed its corporate name from The Credit Bureau, Incorporated of Georgia to Equifax Credit Information Services, Inc. and desires to use the acronym "ECIS" instead of "CBI" and any reference to "CBI" or "ECIS" in the Original Agreement, as amended, or this Amendment refers to Equifax Credit Information Services, Inc., a Georgia corporation; and

WHEREAS, Credit Bureau of Tulsa, Inc. ("CB-Tulsa") was added to the Original Agreement, as amended, as a party via an Addendum effective as of the 17th day of February, 1992, and for the purposes of Exhibit M set forth in this Fifth Amendment CB-Tulsa will be included in any reference to the Partnership; and

WHEREAS, the Original Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment was further amended as of the 31st day of December, 1992, by that certain Fourth Amendment to Agreement for Computerized Credit Reporting Services and


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Options to Purchase and Sell Assets, among ECIS, Equifax, the Partnership,
Accounts Management, CSC, and CB-Tulsa (the "Fourth Amendment," the Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment being referred to herein as the "Agreement"); and

WHEREAS, ECIS has entered into an agreement with Sears, as defined herein, regarding pricing of certain Special Products, as defined herein; and

WHEREAS, the Partnership, as owner of certain information in the ACROPAC(TM) System, desires to consent to the method of pricing certain Special Products, as herein defined, to Sears, as herein defined;

WHEREAS, the parties have previously consented that the products FINDERS and DTEC shall be treated as seller- rather than owner-based products, but desire that such policy shall not apply to FINDERS sales to Sears on the terms described herein;

WHEREAS, the parties hereto have agreed to amend the Agreement in certain respects as set forth herein; and

NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


I.    ADDITION OF EXHIBIT M TO THE AGREEMENT

The following new Exhibit M titled "Sears Pricing" is hereby added to the Agreement as follows:

                        1. The parties agree that the method of determining payments in respect of the Cost Allocation System (as defined in Paragraph 8(c) of the Agreement), billable inquiries (as defined in Paragraph 8(a) of the Agreement), and the Royalty (as defined in Paragraph 8(e) of the Agreement) for all Special Products (as hereinafter defined) accessed by Sears (as hereinafter defined), whether directly by Sears or for Sears (using the Sears customer number) by the Partnership, ECIS or its Affiliate Bureaus shall be determined pursuant to this Exhibit M.


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                        2. "Special Products" is defined to mean the basic
                        ACROPACT(TM) credit reporting products known as ACROFILE, ACROPLUS, ACRO SELECT, and FINDERS. A "Unit" means each unit of a Special Product accessed by Sears for its use. All other products, including without limitation, PERSONA, DTEC, ON-LINE DIRECTORY, Canadian files, Equipment Leasing, Handling or Surcharges for messenger work, and special services such as "Mail Return", are not included in Special Products and payments in respect of all such other products shall not be affected by this Exhibit M. SAFESCAN will be provided to Sears at no charge and is not included in the definition of "Special Products."

                        3. "Sears" is defined to mean only the Sears
                        Merchandising Group of Sears, Roebuck and Company and shall not include any other entity, affiliate or division; therefore, for example, such affiliates as Sears Payment Systems and Allstate shall not be included in the definition of "Sears".

                        4. Payments in respect of the Cost Allocation System, billable inquiries and the Royalty under this Exhibit M shall be determined as follows:

                            (a) Actual Sears File Price. A factor defined as the "Actual Sears File Price" will be calculated in respect of each month by (i) dividing the constant amount $500,000 ("Sears Monthly Payment") owed by Sears each month in respect of the pricing agreement between Sears and ECIS by (ii) the total number of Units accessed that month by Sears from all ACROPAC bureau files. (Any reference to a "month" in this Exhibit M shall be to a calendar month.) For example, if the number of Units accessed in a given month by Sears equals 1,000,000, then the Actual Sears File Price for that month would be $0.50:

                            Sears Monthly  /  Units      =  Actual Sears
                            Payment           Accessed      File Price
                            ($500,000)       (1,000,000)    ($0.50)

                            (b) Cost Allocation System. The Cost Allocation System in respect of Special Products shall require a determination of three elements: (i) the Sellers' Pool, (ii) the Model Royalty Pool and (iii) the File Owners' Pool.

                                   (i) The Sellers' Pool will equal a constant
                            5% of the Sears Monthly Payment. The Partnership will receive a constant 22% of the Sellers' Pool each month ("Partnership Share"); the remainder of the Sellers' Pool will be allocated by ECIS. For example:


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                             Sears Monthly      X      5%  =   Sellers' Pool
                             Payment ($500,000)                ($25,000)

                             Sellers' Pool      X     22%  =   Partnership Share
                             ($25,000)                         ($5,500)

                                   (ii) The Model Royalty Pool will be paid to
                            the third parties ("Model Vendors") that developed the scoring model system used by Sears in respect of Units accessed by Sears. The Units to which Sears applies scoring model systems during a given month are referred to as the "Scored Units". The Model Royalty Pool will be calculated in respect of each month by (x) multiplying the number of Units accessed by Sears that month by (y) the percentage of such Units which are Scored Units by (z) a Model Royalty equal to a constant number of $.05 for DAS and $.06 for BEACON. For example, if the number of Units accessed in a given month by Sears equals 1,000,000 and the percentage of such Units which are Scored Units equals 55%, and the Model chosen by Sears is DAS, then the Model Royalty Pool for that month would be $27,500:

                            Units      X  Percentage X  Model   =   Model
                            Accessed      of Units      Royalty     Royalty Pool
                            (1,000,000)   which are     ($.05)      ($27,500)
                                          Scored
                                          Units (55%)

                            The Model Vendor will receive all of the Model Royalty Pool for each month.

                                   (iii) The File Owners' Pool will be
                            calculated in respect of each month by (x) subtracting from the Sears Monthly Payment (y) both the File Sellers' Pool and the Model Royalty Pool. For example, if the File Sellers' Pool and the Model Royalty Pool for a given month are $25,000 and $27,500, respectively, then the File Owners' Pool for that month would be $447,500:

                            Sears     -   File       -  Model    =  File
                            Monthly       Sellers'      Royalty     Owners'
                            Payment       Pool          Pool        Pool
                            ($500,000)    ($25,000)     ($27,500)   ($447,500)

                            The File Owners' Pool will be allocated among file owners regardless of whether the Special Product is otherwise characterized as a seller-based or owner-based product. Each file owner will receive each month a proportion of the File Owners' Pool for that month based on the number of Units accessed from its file. For example, if for a given month the File Owners' Pool is $447,500, the number of Units


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                            accessed by Sears is 1,000,000 and the number of
                            Units accessed from the file of file owner X is 100,000, then file owner X will receive $44,750 from the File Owners' Pool:

                            File  / Units    x  Units Accessed = File Owner X
                            Owners' Accessed    from file of     Share of File
                            Pool    (1,000,000) File Owner X     Owners' Pool
                            ($447,500)          (100,000)        ($44,750)

                            (c) Billable Inquiry. The amount payable by the Partnership for a given month for each billable inquiry in respect of a Unit (including for purposes of this Exhibit M, the product FINDERS) will be calculated by (i) dividing the Actual Sears File Price for that month by (ii) the national price per ACRO file report paid by Sears prior to the Sears Pricing Agreement ("Previous Sears File Price") (a constant number equal to $1.12) (iii) multiplied by a constant number equal to $0.23; provided, such amount per billable inquiry shall in no event exceed $0.23, or such lower amount provided by the Agreement. For example, if for a given month, the Actual Sears File Price is $0.50, the charge for a billable inquiry for that month will be $0.102679:

                            Actual  /  Previous   x  $0.23   =  billable inquiry
                            Sears      Sears                    charge
                            File       File                     ($0.102679)
                            ($0.50)    ($1.12)

                            (d) Royalty. The amount payable as Royalty under the Agreement per billable inquiry in respect of a Unit (including, for purposes of this Exhibit M, the product FINDERS) in respect of a given month will be calculated by (i) dividing the Actual Sears File Price for that month by (ii) the Previous Sears File Price ($1.12) multiplied by the Royalty otherwise payable under the Agreement ($0.07); provided, such amount shall in no event exceed $0.07. For example, if for a given month the Actual Sears File Price is $0.50, the Royalty per billable inquiry for that month will be $0.03125:

                            Actual  /  Previous  x  Agreement = Royalty per
                            Sears      Sears        Royalty     billable inquiry
                            File       File         ($0.07)     ($0.03125)
                            Price      Price
                            ($0.50)    ($1.12)

                        5. This Exhibit M shall be effective as of March 1, 1993, and shall continue in effect until September 1, 1994.


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                        6. The Partnership shall have the right to audit ECIS's
                        relevant records to verify compliance with the terms of this Exhibit M. Such audit may be conducted after reasonable notice, during normal business hours, using reasonable procedures to assure an accurate audit. Each party will reasonably cooperate with the other during the conduct of any such audit, it being expressly understood that in no event shall auditors be permitted to access the confidential data, files, or information belonging to a third party or not directly related to this Exhibit M. Auditors will not be given free access to facilities, documents, or files. Auditors will work only in designated locations and will conduct their business quietly without significant disruption of work being done by others. Notwithstanding anything to the contrary herein contained, ECIS will make available to the Partnership appropriate personnel to answer the Partnership's questions associated with the audit. All expenses of the audit are the responsibility of the Partnership.

2.    REFERENCES TO THE AGREEMENT

All capitalized terms which are defined in the Agreement and not otherwise defined herein shall have the same meaning herein as in the Agreement. On or after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Agreement, as amended by this Fifth Amendment.

3.    AUTHORITY

Each of the parties hereto represents to the other parties hereto that:

      (a) it has the full corporate (or, in the case of the Partnership, partnership) power and authority to execute and deliver this Fifth Amendment, to perform under the Agreement, as amended by this Fifth Amendment, and to consummate the transactions contemplated by the Agreement, as amended by this Fifth Amendment, without the necessity of any act, approval, or consent of any other person whomsoever, except such as have been obtained; and

      (b) the Agreement, as amended by this Fifth Amendment, has been approved by its Board of Directors, or the Executive Committee thereof (or, in the case of the Partnership, by the respective Boards of Directors, or the Executive Committees thereof, of each of its partners), and constitutes the valid and legally binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time


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

      in effect which affect the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

4.    COUNTERPARTS

This Fifth Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

5.    MERGER

This Fifth Amendment sets forth the entire understanding of the parties regarding the subject matter hereof, and all prior such understandings, written or oral, are merged herein.

6.    GOVERNING LAW

THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

EQUIFAX CREDIT INFORMATION SERVICES, INC.


By:   /s/ Joseph E. Dawson
    -----------------------------------
          Joseph E. Dawson

Its   Senior Vice President
    -----------------------------------

EQUIFAX INC.


By:   /s/ Joseph E. Dawson
    -----------------------------------
          Joseph E. Dawson

Its   Senior Vice President
    -----------------------------------


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

CSC ENTERPRISES

    By: CSC ENTERPRISES, INC.
         Its Managing Partner


    By: /s/ Dale B. Elam
        -------------------------------

    Its Vice President
       --------------------------------

CSC ACCOUNTS MANAGEMENT, INC.


By: /s/ Dale B. Elam
    -----------------------------------

Its President
    -----------------------------------


CREDIT BUREAU OF TULSA, INC.


By: /s/ Dale B. Elam
    -----------------------------------

Its President
    -----------------------------------

COMPUTER SCIENCES CORPORATION

By: /s/
    -----------------------------------

Its President
    -----------------------------------


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